UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2020

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On July 13, 2020, the registrant’s wholly-owned subsidiary, Isabella Bank, entered into a Relocation Expense Agreement with its chief financial officer, Neil M. McDonnell (the “Agreement”). Under the Agreement, Isabella Bank agrees to reimburse Mr. McDonnell for up to $112,000 of relocation expenses incurred in connection with relocating his immediate family to within commuting distance of the Bank’s headquarters in Mt. Pleasant, Michigan.
The Agreement imposes several conditions on the reimbursement of expenses including the expense must be incurred on or before October 13, 2020 and acceptable documentation must be submitted to substantiate the expense. In addition, Mr. McDonnell will be required to repay all advancements and reimbursements if he does not close on the purchase of a primary residence within commuting distance of the Bank’s headquarters in Mt. Pleasant, Michigan on or before October 13, 2020 and/or if before January 1, 2024 he voluntarily terminates his employment with the Bank or he is terminated by the Bank for Cause (as defined in the Agreement). A termination due to death, Disability (as defined in the Agreement) or after a Change in Control (as defined in the Agreement) is not considered a voluntary termination under the Agreement. The Agreement does not modify Mr. McDonnell’s status as an at-will employee.
The foregoing brief description of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is attached as Exhibit 10.1.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Isabella Bank Relocation Expense Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	July 17, 2020	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO